Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

DOCUMENT RR-07122012

This Registration Rights Agreement applies to the Securities Purchase Agreement SPA-07122012 (the “Agreement”) dated as of July 12, 2012, between Silver Falcon Mining, Inc., a Delaware corporation (the “Company” or “Borrower”), and JMJ Financial (the “Holder” or “Purchaser”).  All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

The Company agrees to provide the Purchaser the following registration rights with respect to the Note and the Warrant.

1.

Inducement to Enter Into Transactions.  To induce the Purchaser to enter into the Agreement, the Borrower has agreed to provide registration rights for the common shares underlying each of the Note and the Warrant.  The Borrower agrees and acknowledges that registration rights are a material inducement for the Holder to enter into the Agreement and the related transactions, and that the Holder would not have entered into the Agreement if registration of the underlying shares was not provided.

2.

Mandatory Registration.  No later than August 15, 2012, the Borrower agrees to file an S-1 Registration Statement (the “Registration Statement”) with the SEC at its own expense to register 120,000,000 shares of common stock issuable the Note and the Warrant (the “Registrable Securities”), as set forth below.  The Borrower will thereafter use its best efforts to cause such Registration Statement to become effective as soon as possible after such filing but in no event later than one hundred and twenty (120) days from the date of the Agreement.  Failure to file the Registration Statement by August 15, 2012 will result in a penalty/liquidated damages of $50,000.  Failure to have the Registration Statement declared effective within 120 days of the date of the Agreement will result in a penalty/liquidated damages of $75,000.  Any such penalties/liquidated damages will be added to the balance of the Note (under Holder and Borrower’s expectation that those penalties/liquidated damages will tack back to the date of the Note for purposes of Rule 144).

Convertible Promissory Note Document A-06042012

Convertible Promissory Note Document A-07122012

Total Notes – $840,000 plus fees and interest

Common Stock Purchase Warrant Document W-06042012

Common Stock Purchase Warrant Document W-07122012

Warrant Amounts – $800,000

In total, 120,000,000 shares will be registered for share conversion or warrant exercise and may be used interchangeably or one in place of the other.

3.

Correspondence and Information.  Within two days of distribution or receipt of any information or correspondence between the Borrower and the SEC, the Borrower shall furnish to Holder copies of all correspondence related to the registration statement.

4.

Assignment of Registration Rights.  The rights under this Registration Rights Agreement shall be automatically assignable by the Holder to any transferee of all or any portion of the Note or the Warrant or their underlying shares.

5.

No Filing of Other Registration Statements and No Piggy-back Registrations.  Unless otherwise approved by Holder in Writing, the Borrower shall not file any other registration statements (except for a registration statement on Form S-8) until the registration statement described herein is declared effective by the SEC; and the Borrower will not include in this registration statement any securities other than those described herein.  Holder hereby approves Borrower including on the registration statement described herein 16,666,667 shares of common stock issuable to Iliad Research and Trading, LP under a Common Stock Purchase Warrant dated June 4, 2012 (none of Iliad’s conversion shares will be registered).

6.

Obligations of Purchaser.  The Purchaser agrees to cooperate with the Borrower as reasonably requested by the Borrower in connection with the preparation, filing and prosecution of the Registration Statement hereunder, unless the Purchaser has notified the Borrower in writing of the Purchaser's election to exclude all of the Purchaser's Registrable Securities from the Registration Statement. The Purchaser shall furnish to the Borrower such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Borrower may reasonably request.  If so requested by the Borrower, Purchaser agrees to furnish to the Borrower a completed questionnaire in substantially the form attached to this Agreement as Exhibit A (a “Selling Shareholder Questionnaire”) within five days after request by Borrower.

7.

Suspension of Effectiveness.   As promptly as practicable after becoming aware of such event, the Borrower shall notify the Purchaser of the happening of any event, of which the Borrower has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts to promptly, but in any event within two (2) business days of such event (the “Registration Supplement Deadline”), prepare and file a supplement or amendment to any Registration Statement (also, a “Registration Supplement”) to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment and the related prospectus supplement to the Purchaser as the Purchaser may reasonably request; provided that, for not more than ten (10) consecutive days (or a total of not more than twenty (20) days in any twelve (12) month period), the Borrower may delay the disclosure of material non-public information concerning the Borrower (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Borrower, in the best interests of the Borrower (an "Allowed Delay"); provided, further, that the Borrower shall promptly (i) notify the Purchaser in writing of the existence of (but in no event, without the prior written consent of the Purchaser, shall the Borrower disclose to the Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Purchaser in writing to cease all sales under such Registration Statement until the end of the Allowed Delay, provided the above actions are consistent with the requirements of the 1933 Act and/or 1934 Act or other applicable law. Upon expiration of the Allowed Delay, the Borrower shall again be bound by the first sentence of this paragraph with respect to the information giving rise thereto.  The Purchaser agrees that, upon receipt of any notice from the Borrower of the happening of any event of the kind described in this paragraph, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser's receipt of the copies of the supplemented or amended prospectus.

8.

Governing Law. This Registration Rights Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the conflict of laws principles thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Registration Rights Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this Registration Rights Agreement agree to submit to the jurisdiction of such courts.

* * *

Agreed, this 12th day of July, 2012.

BORROWER[S]:

Silver Falcon Mining, Inc.

By: ____________________________

Pierre Quilliam

Chief Executive Officer

LENDER/HOLDER:

____________________________

JMJ Financial / Its Principal

[Registration Rights Agreement Signature Page]

EXHIBIT A

SILVER FALCON MINING, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of SILVER FALCON MINING, INC., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.

Name.

(a)

Full Legal Name of Selling Securityholder

JMJ Financial

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

N/A

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.  Broker-Dealer Status:

(a)

Are you a broker-dealer?    Yes   [ ]          No  [ X ]

(b)

If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

   Yes   [ ]          No  [ X ]

Note:  If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)

Are you an affiliate of a broker-dealer?   Yes   [ ]          No  [ X ]

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?    Yes   [ ]          No  [ ]

Note:  If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Investment Agreement.

(a)  Type and Amount of other securities beneficially owned by the Selling Securityholder:

____________None_______________________________

_______________________________________________

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_________None________________________________

_____________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:   July 12, 2012

Beneficial Owner:   JMJ Financial

By: _____________________

Name:

Title

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[_________________________________________________________ ]